SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2001

DIGITAL BRIDGE, INC.
(Exact name of registrant as specified in its charter)

Nevada	0-26755	88-0417771

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

21436 North 20th Avenue, Unit 4, Phoenix, Arizona 85027
(Address of Principal Executive Offices)	(Zip Code)

(623) 773-3644
(Registrant’s telephone number, including area code)

SIGNATURES
Exhibit Index
EX-99.6
EX-99.7
EX-99.8
EX-99.9

Exhibit Index: Page __
CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS

     This Current Report contains forward-looking statements, including (without limitation) statements concerning possible or assumed future results of operations of Registrant and those preceded by, followed by or that include the words “believes,” “could,” “expects,” “anticipates,” or similar expressions. For those statements, Registrant claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You should understand that various events could cause those results to differ materially from those expressed in such forward-looking statements: materially adverse changes in economic conditions in the markets served by the companies; competition from others in the website development, eBusiness builder, venture technologist, Internet and IT markets and other industry segments; and other risks and uncertainties as may be detailed from time to time in Registrant’s public announcements and SEC filings.

Item 5. Other Events.

     On July 25, 2001 DB Capital Management, a wholly-owned subsidiary of Digital Bridge Inc. (OTCBB: DGBI) entered into a Joint Venture Agreement with Targeted Medical Foods LLC for the formation of Parmula Therapeutics, Inc. (Parmula) A copy of the press release announcing such is attached as Exhibit 99.6. A copy of the Joint Venture Agreement is attached as Exhibit 99.7 Parmula will have the exclusive license to sell internationally the products of Targeted Medical Foods LLC. The distribution Agreement is attached as Exhibit 99.8. Digital Bridge will provide certain web development, web hosting and management services to Parmula. A copy of the Development, maintenance and Management agreement is attached as Exhibit 99.9

Item 7. Financial Statements and Exhibits.

     (a) Financial Statements of Business Acquired: Not applicable.

     (b)  Pro Forma Financial Information: Not applicable.

     (c)  Exhibits

Exhibit No.	Description

99.6	Press Release announcing formation of Parmula Therapeutics, Inc.

99.7	Parmula Therapeutics, Inc. Joint Venture Agreement by and between Digital Bridge, Inc., DB Capital Management, Inc., and Targeted Medical Foods LLC dated July 25, 2001

99.8	Exclusive Product Distribution Agreement by and between Parmula Therapeutics, Inc. and Targeted Medical Foods LLC dated July 25, 2001

99.9	Development, Maintenance and Management Agreement by and between Parmula Therapeutics, Inc. and Digital Bridge, Inc. dated July 25, 2001

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED: July 26, 2001

DIGITAL BRIDGE, INC.

By: s/s Scott M. Manson

Scott M. Manson, President

Exhibit Index

Exhibit No.	Description

99.6	Press Release announcing formation of Parmula Therapeutics, Inc.

99.7	Parmula Therapeutics, Inc. Joint Venture Agreement by and between Digital Bridge, Inc., DB Capital Management, Inc., and Targeted Medical Foods LLC dated July 25, 2001

99.8	Exclusive Product Distribution Agreement by and between Parmula Therapeutics, Inc. and Targeted Medical Foods LLC dated July 25, 2001

99.9	Development, Maintenance and Management Agreement by and between Parmula Therapeutics, Inc. and Digital Bridge, Inc. dated July 25, 2001